Exhibit 23
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           CONSENT OF INDEPENDENT REGISTRERED PUBLIC ACCOUNTING FIRM
           ---------------------------------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 2-80883) of Old Republic Interantional Corporation of our report dated June 20, 2005 relating to the financial statements of the Old Republic International Corporation Employees Savings and Stock Ownership Plan, which appears in this Form 11-K.


                                               /s/ PricewaterhouseCoopers LLP


Chicago, Illinois
June 24, 2005